EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SurgePays, Inc. (the “Company”) on Form 10-K or the year ended December 31, 2020, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Anthony Evers, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the year ended December 31, 2020, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Annual Report on Form 10-K for the year ended December 31, 2020, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2021	By:	/s/ Anthony Evers
Anthony Evers
Chief Financial Officer

Chief Financial Officer

(Principal Financial and

Accounting Officer)